PROMISSORY NOTE

$2,265,000	April 1, 2014

FOR VALUE RECEIVED, Ocean Thermal Energy Corporation, a Delaware corporation with an address of 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”), hereby promises to pay to the order of Jeremy P. Feakins & Associates, LLC (the “Lender”), at 800 South Queen Street, Lancaster, PA 17603, or at any other place designated to the Borrower by the Lender in writing, the principal sum of Two Million Two Hundred Sixty-five Thousand Dollars ($2,265,000), with interest as herein specified, and under the terms and conditions stated herein.

1.           Repayment of Principal and Interest. Principal and interest shall be repaid by Borrower to Lender as follows: The Borrower shall repay the principal amount of $550,000.00 on October 31, 2014; $990,000.00 on November 30, 2014; $450,000.00 on December 31, 2014; and $275,000.00 on January 31, 2015 (the “Maturity Dates”), the Borrower shall pay to the Lender the unpaid principal balance of the Loan, all accrued and unpaid interest thereon, and all other costs and amounts payable to the Lender hereunder.

All amounts payable hereunder are payable in lawful money of the United States of America at the address of the Lender set forth above in immediately available funds. Prior to a Default, all payments shall be applied first on account of other charges, second to accrued interest due on the unpaid balance of principal and finally the remainder of such payments shall be applied to unpaid principal. If a Default occurs, payments and monies received may be applied in any manner and order deemed appropriate by the Lender.

2.           Rates and Calculation of Interest. Interest on the outstanding and unpaid principal balance of the Loan shall be calculated for the actual number of days in the then current calendar year that principal is outstanding, based upon a year of three hundred sixty (360) days, accrue and shall be paid at the fixed rate of interest per annum equal to ten percent (10%).

In no event shall the rate of interest hereunder be in excess of the maximum amount permitted by law. In the event the rate of interest hereunder is determined to be in excess of the maximum amount permitted by law, such interest rate shall be automatically decreased to the maximum rate permitted by law.

In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding sums hereunder shall bear interest at the interest rate otherwise prevailing under the preceding paragraph, plus 3% (the “Default Rate”). The Default Rate shall also apply from acceleration until all unpaid sums and obligations (whether matured or contingent) hereunder and any judgments thereon are paid in full.

3.           Prepayment. This Note may be prepaid in whole or in part at any time at the option of the Borrower without premium or penalty. Each prepayment shall be applied first to the payment in full of other charges payable hereunder, then to accrued interest and the remainder of such payment, if any, shall be applied to the reduction of the unpaid principal balance.

4.           Loan Agreement. This Note is the Note referred to in the agreements between the Borrower and the Lender, including, but not limited to the Loan Agreement of even date herewith (the “Loan Agreement”) and the Loan Documents referenced therein (the “Loan Documents”). The failure of the Borrower to execute any such agreement or other document shall not affect the validity of this Note. This Note shall evidence all obligations of the Borrower to the Lender under the Loan Agreement and Loan Documents.

5.           Integration. The terms and conditions of this Note, together with the terms and conditions of the Loan Agreement and the Loan Documents, contains the entire understanding between the Borrower and the Lender with respect to the indebtedness evidenced hereby. Such understanding may not be amended, modified, or terminated except in writing duly executed by the parties hereto.

6.           Security. This Note is unsecured.

7.           Default and Remedies. The occurrence of any default or event of default (“Default”), as defined in the Loan Agreement and/or the Loan Documents, shall constitute a Default of and under this Note.

When a Default occurs, the Lender, at its option, may declare the entire unpaid balance of principal of this Note, unpaid interest thereon and all other charges, costs and expenses provided for herein, in the Loan Agreement and/or any of the Loan Documents, and/or pursuant to any other agreements between Borrower and Lender, immediately due and payable without notice to or demand upon the Borrower. Upon the occurrence of a Default, the Lender shall have all of the rights and remedies with respect the Loan Agreement, the Loan Documents, this Note, and/or otherwise provided for by law, in equity, and otherwise.

8.           Waiver. The undersigned hereby waives presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all of the notices in connection with delivery, acceptance, performance, default, or enforcement of the payment of this Note. The failure by the Lender to exercise any right or remedy shall not be taken to waive the exercise of the same thereafter for the same or any subsequent Default. The Borrower waives any claim of set-off, recoupment and/or counterclaim. All notices to the Borrower shall be adequately given if mailed postage prepaid to the address appearing in the Lender’s records. The Borrower intends this Note to be a sealed instrument and to be legally bound hereby.

9.           Holder. The references to “Lender” herein shall be deemed to be references to any subsequent assignee, transferee, or other holder of this Note.

10.         Governing Law. This Note shall be construed in accordance with the domestic internal laws of the Commonwealth of Pennsylvania, without reference to any conflict of laws provisions, as a Note made, delivered and to be wholly performed within the Commonwealth of Pennsylvania.

11.         Judicial Proceedings. Any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Borrower or the Lender, or any of their successors or assigns, on or with respect to this Note or the dealings of the Borrower or the Lender with respect hereto, shall be tried only by a court and not by a jury. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. In connection therewith, the Borrower agrees that any suit, action or proceeding arising hereunder or with respect hereto will be instituted in the Court of Common Pleas of York County, Pennsylvania, or the United States District Court for the Middle District of Pennsylvania, and irrevocably and unconditionally submits to the jurisdiction of each such Court for such purpose. Further, the Borrower waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE LENDER WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS NOTE.

12.         Confession of Judgment. Upon Default, the Borrower hereby irrevocably authorizes the Prothonotary or any attorney of any court of record in Pennsylvania or elsewhere to appear for and confess judgment against the Borrower for any and all amounts unpaid hereunder, together with any other charges, costs and expenses for which Borrower is liable under this Note, and together with fees of counsel in the reasonable amount of five percent (5%) of all of the foregoing (but in no event less than $5,000.00) and costs of suit, releasing all errors and waiving all rights of appeal. If a copy of this Note, verified by affidavit, shall have been filed in such proceeding, it shall not be necessary to file the original as a warrant of attorney. The Borrower hereby waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of this warrant and power to confess judgment shall be deemed to exhaust this power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but this power shall continue undiminished and may be exercised from time to time as often as the Lender shall elect until all sums due hereunder shall have been paid in full. Interest shall continue to accrue after entry of judgment hereunder, by confession, default, or otherwise, at the higher of the prevailing rate of interest under this Note, or the judgment rate of interest under applicable law. All waivers granted in this paragraph are given to the extent permitted by the Pennsylvania Rules of Civil Procedure.

13.         NOTICE: THIS NOTE CONTAINS, AT PARAGRAPH 12, A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER, THE BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, AND ON THE ADVICE OF SEPARATE COUNSEL OF THE BORROWER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES, THE COMMONWEALTH OF PENNSYLVANIA, OR OF ANY OTHER STATE.

BORROWER: OCEAN THERMAL ENERGY CORPORATION By: /s/ Jeremy P. Feakins Name: Jeremy P. Feakins Title: Group Executive Chairman Taxpayer I.D. No.: 80-0968237

DISCLOSURE FOR CONFESSION OF
JUDGMENT AND EXECUTION FOR NON-INDIVIDUALS

DATE: April 1, 2014

1.           TODAY, THE UNDERSIGNED FIRM IS EXECUTING A PROMISSORY NOTE AND OTHER RELATED INSTRUMENTS FOR $2,265,000, OBLIGATING THE UNDERSIGNED FIRM TO PAY THAT AMOUNT.

2.           A REPRESENTATIVE OF THE LENDER (OR OUR INDEPENDENT LEGAL COUNSEL) (THE “REPRESENTATIVE”) HAS EXPLAINED TO US IN OUR CAPACITIES AS A REPRESENTATIVE OF THE UNDERSIGNED FIRM THAT THE NOTE THE UNDERSIGNED FIRM IS SIGNING CONTAINS WORDING THAT WOULD PERMIT THE LENDER TO OBTAIN A JUDGMENT AGAINST THE UNDERSIGNED FIRM AT THE COURTHOUSE. THE REPRESENTATIVE HAS ALSO EXPLAINED TO US IN OUR CAPACITIES OF PRESIDENT AND SECRETARY RESPECTIVELY OF THE UNDERSIGNED FIRM THAT THE JUDGMENT MAY BE OBTAINED AGAINST THE UNDERSIGNED FIRM WITHOUT NOTICE TO THE UNDERSIGNED FIRM AND WITHOUT OFFERING THE UNDERSIGNED FIRM AN OPPORTUNITY TO DEFEND AGAINST THE ENTRY OF THE JUDGMENT, AND THAT THE JUDGMENT MAY BE COLLECTED BY ANY LEGAL MEANS.

3.           THE REPRESENTATIVE HAS ALSO EXPLAINED TO US IN OUR CAPACITIES AS A REPRESENTATIVE OF THE UNDERSIGNED FIRM THAT COLLECTION OF THE JUDGMENT MAY BE ACCOMPLISHED BY THE ISSUANCE OF A WRIT OF EXECUTION, GARNISHMENT, LEVY AND/OR OTHER EXECUTION PROCEEDINGS WHICH MAY BE COMMENCED AGAINST THE UNDERSIGNED FIRM BY THE LENDER WITHOUT PRIOR NOTICE AND HEARING AND THAT EXECUTION PROCEEDINGS MAY INVOLVE THE SEIZURE AND SALE OF THE UNDERSIGNED FIRM’S PROPERTY BY A SHERIFF, MARSHALL OR OTHER AUTHORITY.

4.           IN SIGNING THE NOTE, THE UNDERSIGNED FIRM IS KNOWINGLY, UNDERSTANDINGLY AND VOLUNTARILY CONSENTING TO THE CONFESSION OF JUDGMENT AND THE UNDERSIGNED FIRM IS WAIVING THE UNDERSIGNED FIRM’S RIGHTS, TO THE EXTENT PERMITTED BY LAW, TO RESIST THE ENTRY OF JUDGMENT AGAINST THE UNDERSIGNED FIRM AT THE COURTHOUSE INCLUDING:

(a)	THE RIGHT TO NOTICE AND A HEARING;
(b)	THE RIGHT TO REDUCE OR SET-OFF A CLAIM BY DEDUCTING A CLAIM THE UNDERSIGNED FIRM MAY HAVE AGAINST THE LENDER (CALLED THE “RIGHT OF DEFALCATION”);
(c)	RELEASE OF ERROR;
(d)	INQUEST (THE RIGHT TO ASCERTAIN WHETHER THE RENTS AND PROFITS OF THE UNDERSIGNED FIRM’S REAL ESTATE WILL BE SUFFICIENT TO SATISFY THE JUDGMENT WITHIN SEVEN YEARS);
(e)	STAY OF EXECUTION;
(f)	EXEMPTION LAWS NOW IN FORCE OR HEREAFTER TO BE PASSED;
(g)	THE RIGHT TO DEFEND AGAINST THE ENTRY OF JUDGMENT AGAINST THE UNDERSIGNED FIRM.

5.           IN SIGNING THE NOTE, THE UNDERSIGNED FIRM IS KNOWINGLY, UNDERSTANDINGLY AND VOLUNTARILY CONSENTING TO THE ISSUANCE AND PURSUIT AGAINST THE UNDERSIGNED FIRM OF EXECUTION, GARNISHMENT, LEVY AND/OR OTHER EXECUTION PROCEEDINGS AND WAIVING THE UNDERSIGNED FIRM’S RIGHTS, TO THE EXTENT PERMITTED BY LAW, TO NOTICE AND A HEARING PRIOR TO THE ISSUANCE AND PURSUIT OF EXECUTION, GARNISHMENT, LEVY AND/OR OTHER EXECUTION PROCEEDINGS.

6.           THE UNDERSIGNED FIRM CERTIFIES THAT THE UNDERSIGNED FIRM HAS DISCUSSED THIS DISCLOSURE WITH THE UNDERSIGNED FIRM’S ATTORNEY-AT-LAW AND THE ATTORNEY-AT-LAW FULLY EXPLAINED TO THE UNDERSIGNED FIRM THE CONTENTS AND MEANING OF THIS DISCLOSURE.

THE UNDERSIGNED FIRM IS A CORPORATION WHICH IS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND THE UNDERSIGNED INDIVIDUALS ARE THE REPRESENTATIVES OF THE UNDERSIGNED FIRM DULY AUTHORIZED TO EXECUTE THIS DISCLOSURE ON BEHALF OF THE UNDERSIGNED FIRM. WE CERTIFY THAT THE BLANKS IN THIS DISCLOSURE WERE FILLED IN WHEN WE INITIALED AND SIGNED IT, AND THAT THE UNDERSIGNED FIRM RECEIVED A COPY OF THE DISCLOSURE AT THE TIME OF SIGNING.

TERMS USED HEREIN SHALL BE CONSTRUED AS USED AND/OR DEFINED IN THE NOTE.

NAME OF FIRM:	OCEAN THERMAL ENERGY CORPORATION

By:/s/ Jeremy P. Feakins
Name: Jeremy P. Feakins
Title: Group Executive Chairman

The foregoing Note and Disclosure sworn to and subscribed before me this 21st day of April, 2015.

/s/ George A. Duncan Notary Public My Commission Expires: July 11, 2015

Commonwealth of Pennsylvania
County of Lancaster
[Notarial Seal]